Redeemable 5% Cumulative Preferred Stock	12 Months Ended
Dec. 31, 2010
Redeemable 5% Cumulative Preferred Stock [Abstract]
Redeemable 5% Cumulative Preferred Stock
30.	Redeemable 5% Cumulative Preferred Stock

On June 7, 2004, the Board of Directors of the Company designated 15,000 shares of the Company’s authorized preferred stock as 5% Cumulative Convertible Preferred Stock (“5% Preferred Stock”). On June 21, 2004, the Company sold all 15,000 shares of the Preferred Stock to an investor group in a private offering.

The 5% Preferred Stock has a stated value of $1,000 per share. The shares of 5% Preferred Stock may be redeemed at the option of the Company, from time to time, at redemption prices (the “Redemption Price”) ranging from $1,025 per share for the year 2010 to $1,000 per share for the year 2015 and thereafter. The 5% Preferred Stock liquidation preference is equal to its stated value of $1,000 per share plus any accumulated and unpaid dividends or an amount equal to the Redemption Price in a voluntary liquidation or winding up of the Company. Holders of the 5% Preferred Stock are entitled to receive, when and as declared by the Company’s Board of Directors, cumulative quarterly cash dividends on each such share at a rate per annum of 5% of the stated value from the date of issuance, payable quarterly. Since June 2004, the Company has paid quarterly dividends on the 5% Preferred Stock of $187,500. The 5% Preferred Stock has no voting rights except as required by Florida law.

On December 17, 2008, the Company amended its Articles of Incorporation (the “Amendment”) to change certain of the previously designated relative rights, preferences and limitations of the Company’s 5% Preferred Stock. The Amendment eliminated the right of the holders of the 5% Preferred Stock to convert their shares of 5% Preferred Stock into shares of the Company’s Class A Common Stock. The Amendment also requires the Company to redeem shares of the 5% Preferred Stock with the net proceeds it receives in the event (i) the Company sells any of its shares of Benihana Series B Convertible Preferred Stock (the “Benihana Preferred Stock”), (ii) the Company sells any shares of Benihana’s common stock received upon conversion of the Benihana Preferred Stock or (iii) Benihana redeems any shares of the Benihana Preferred Stock owned by the Company. Additionally, in the event the Company defaults on its obligation to make dividend payments on its 5% Preferred Stock, the Amendment entitles the holders of the 5% Preferred Stock, in place of the Company, to receive directly from Benihana certain payments on the shares of Benihana Preferred Stock owned by the Company or on the shares of Benihana’s common stock received by the Company upon conversion of the Benihana Preferred Stock.

In December 2008, based on an analysis of BFC 5% Preferred Stock after giving effect to the Amendment, the Company determined that BFC 5% Preferred Stock met the requirements to be re-classified outside of permanent equity at its fair value at the Amendment date of approximately $11.0 million into the mezzanine category as Redeemable 5% Cumulative Preferred Stock. The remaining amount of approximately $4.0 million continued to be classified as Additional Paid in Capital in the Company’s Consolidated Statements of Financial Condition. The fair value of the 5% Preferred Stock was calculated by using an income approach by discounting estimated cash flows at a market discount rate.